UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2016

Foundation Healthcare, Inc.

(Exact name of registrant as specified in charter)

Oklahoma	001-34171	20-0180812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 N. Portland Avenue, Suite 200

Oklahoma City, Oklahoma 73134

(Address of Principal Executive Offices) (Zip Code)

(405) 608-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 16, 2016, Foundation Healthcare, Inc. announced its financial results for the three months and year ended December 31, 2015. A copy of the earnings press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the earnings conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of

Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Earnings Press Release Issued on March 16, 2016

99.2	Transcript of March 16, 2016 Earnings Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	FOUNDATION HEALTHCARE, INC.

Date: March 18, 2016	By:	/s/ STANTON NELSON
Stanton Nelson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Earnings Press Release Issued on March 16, 2016

99.2	Transcript of March 16, 2016 Earnings Conference Call